UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2007 (June 7, 2007)

WESCORP ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30095	33-0921967
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Suite 770, 435 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 3A8
(Address of principal executive offices)                                      (Zip Code)

Registrant's telephone number, including area code (780) 482-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01           Entry into a Material Definitive Agreement.

On June 7, 2007, Wescorp Energy Inc. (“Wescorp” or the “Corporation”) entered into a Subscription Agreement with an accredited investor (the “Purchaser”) pursuant to which Wescorp agreed to sell and the Purchaser agreed to purchase a Convertible Debenture (the “Debenture”) in the amount of $2,250,000. The Debenture carries a 10% annual interest rate and can be converted into “Units” at $1.00 per unit. Each Unit consists of one (1) share of the Corporation’s common stock (a “Common Share”) and one half of one (1/2) Common Share purchase warrant (each whole Common Share purchase warrant a “Warrant”) of the Corporation. Each Warrant will be exercisable at $3.00 per Common Share for the 24-month period following the closing. Proceeds from the financing will be used for business and general working capital purposes, including acquisitions, joint-ventures, heavy oil upgrading testing using the VISCOSITOR, and general and administrative expenses.

The Debenture will not be and has not been registered pursuant to the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Debenture was issued to an “accredited investor” as defined in Rule 501 of the Securities Act of 1933, as amended.

Item 3.02           Unregistered Sales of Equity Securities

See the disclosure set forth in Item 1.01, which is incorporated herein by reference.

Item 7.01           Regulation FD Disclosure.

On June 7, 2007, the Corporation issued a press release entitled “Wescorp Announces $2,250,000 USD Financing”. The press release is attached as Exhibit 99.1 hereto.

In addition, attached as Exhibit 99.2 hereto is a PowerPoint presentation prepared by the Corporation. In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 and Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01           Financial Statements and Exhibits.

Exhibit No.	Document

4.1	Form of Debenture

4.2	Form of Warrant

10.1	Form of Subscription Agreement between Wescorp Energy Inc. and Debenture Holder

99.1	Press Release dated June 7, 2007.

99.2	PowerPoint Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCORP ENERGY INC.

June 14, 2007	By:	/s/ Dougals Biles
Douglas Biles
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Document

4.1	Form of Debenture

4.2	Form of Warrant

10.1	Form of Subscription Agreement between Wescorp Energy Inc. and Debenture Holder

99.1	Press Release dated June 7, 2007.

99.2	PowerPoint Presentation